                                                                    EXHIBIT 99.1

                                          (GOLDEN TELECOM(TM) LOGO)    NEWS

FOR IMMEDIATE RELEASE

                    REVENUE GROWTH AND STRATEGIC ACQUISITIONS
          GOLDEN TELECOM REPORTS RESULTS FOR THE THIRD QUARTER OF 2003


MOSCOW, RUSSIA (NOVEMBER 5, 2003) -- Golden Telecom, Inc.'s (NASDAQ: "GLDN") consolidated revenue in the third quarter of 2003 was $90.1 million and consolidated net income was $12.5 million.

Here are some of the highlights for the third quarter 2003 vs. the third quarter 2002:

         o        CONSOLIDATED REVENUES OF $90.1 MILLION - UP 95%

         o        CONSOLIDATED OPERATING INCOME OF $18.3 MILLION - up 173%

         o        CONSOLIDATED NET INCOME OF $12.5 MILLION - UP 60%

         o        CONSOLIDATED NET CASH FLOW FROM OPERATIONS OF $17.4 MILLION -
                  UP 83%

         o        CONSOLIDATED EBITDA(1) OF $29.4 MILLION - up 110%

         o        TOTAL BUSINESS SEGMENT REVENUES OF $90.1 MILLION - UP 18%

         o        TOTAL BUSINESS SEGMENT EBITDA(1) OF $29.7 MILLION - UP 15%

(Business segment information is defined as the results of Golden Telecom, Inc. plus the results of 100% of Sovintel and a number of non-consolidated regional joint ventures for all periods referenced.)

Alexander Vinogradov, Chief Executive Officer and President of Golden Telecom, Inc. commented: "Our third quarter numbers confirm strong growth in customer demand for our services, both in Moscow and in regional cities, with exceptional quarter-on-quarter revenue growth of 12%.

On August 20, 2003, we announced the signing of a share exchange agreement to acquire Comincom and Combellga. All necessary regulatory approvals have been received and we expect this transaction to close later this year. We invite all shareholders to join us on November 28, 2003 for the special meeting of shareholders which will decide whether to approve this transaction. This acquisition represents a major step forward for our company, and will help us meet our objective of solidifying and extending our position as the leading voice, data, and Internet service provider in Russia and the Commonwealth of Independent States (CIS)."

Stan Abbeloos, Chief Operating Officer of Golden Telecom, Inc. said: "We saw another quarter of strong revenue growth from our Business and Corporate Services business unit, and the Carrier and Operator Services business unit made a strong recovery from the second quarter. We added 456 new corporate customers in the third quarter, bringing the total to 9,215 as of September 30, 2003. We signed up 22 new multi-tenant business centers.

Regional demand for our services continues to strengthen, prompting us to undertake the construction of a fiber optic link from Moscow to Nizhny Novgorod, a high traffic route for us. We find that on average, our long-distance capacity requirements double every eighteen to twenty-four months. This cable will allow us to reduce our costs, and will enable us to be less dependent on incumbent operators. Constructing this fiber optic link with the mobile operators, Mobile Telesystems and VimpelCom allows us to acquire essentially the same capacity that we would have, if we had built the cable alone, at approximately one-third of the cost that we would have otherwise incurred."

David Stewart, Chief Financial Officer of Golden Telecom, Inc. noted: "Our balance sheet remains strong and for the first three quarters of 2003 our cash flow from operations exceeded our capex by $20.3 million. We ended the quarter with cash of $54.9 million, virtually unchanged from the end of the previous quarter. During the quarter we paid $15.3 million relating to the acquisition of Sibchallenge and received $12.3 million from stock option exercises. We consolidated one month of the operations of Sibchallenge in Krasnoyarsk this quarter, which added $0.6 million to consolidated revenues after intercompany transactions."


MORE THIRD QUARTER 2003 RESULTS (AMOUNTS IN MILLIONS, EXCEPT PER SHARE DATA):

                                                                                        3Q03                               3Q03
                                                    3Q03              3Q02             VS 3Q02            2Q03            VS 2Q03
                                                ------------      ------------      ------------      ------------     ------------
Consolidated revenues                           $       90.1      $       46.3                95%     $       80.7               12%
Operating income                                $       18.3      $        6.7               173%     $       17.5                5%
Income tax                                      $        5.5      $        1.7               224%     $        4.8               15%
Effective income tax rate                                 31%               18%                                 29%
Net income                                      $       12.5      $        7.8                60%     $       11.9                5%
Net income per share (fully diluted)            $       0.43      $       0.32                34%     $       0.42                2%
EBITDA(1)                                       $       29.4      $       14.0               110%     $       28.0                5%
EBITDA(1) margin                                          33%               30%                                 35%
Diluted weighted average shares                         29.1              24.7                18%             28.3                3%
Capital expenditure, excluding acquisitions     $       15.0      $        6.5               131%     $       16.0               -6%


ABOUT GOLDEN TELECOM (WWW.GOLDENTELECOM.COM)

Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the CIS. The Company offers voice, data and Internet services to corporations, operators and consumers using its metropolitan overlay networks in major cities including Moscow, Kiev, St. Petersburg, Nizhny Novgorod and Krasnoyarsk and via intercity fiber optic and satellite-based networks - including 149 combined access points in Russia and other countries of the CIS. The Company offers mobile services in Kiev and Odessa.

Statements made in this press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include our planned fiber optic link from Moscow to Nizhny Novgorod, and the timing of our planned acquisition of Comincom and Combellga. It is important to note that such statements involve risks and uncertainties, which may cause results to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the completion of additional networks which may affect our capital expenditure, our ability to consummate the acquisition of Comincom and Combellga, our ability to efficiently integrate acquired companies, and political, economic and regulatory developments in Russia, Ukraine and Kazakhstan and increasing competition that may limit growth opportunities. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q and periodic reports on Form 8-K filed during 2003, and the Company's annual report on Form 10-K for the year ended December 31, 2002.

FOR MORE INFORMATION, CONTACT:
PUBLIC RELATIONS:
Anna Chin Ga Pin
e-mail: achin@gldn.net
tel.: +7-501-797-9300; fax: +7-501-797-9332
INVESTOR RELATIONS:
Tom Adshead
e-mail: tadshead@gldn.net
tel.: +7-501-797-9300; fax: +7-501-797-9331
www.goldentelecom.com

                              Golden Telecom, Inc.
          Condensed, Consolidated Statements of Operations (unaudited)
                  (Amounts in millions, except per share data)

                                                       Three Months Ended:             Nine Months Ended:
                                                  ----------------------------    ----------------------------
                                                    9/30/02         9/30/03         9/30/02         9/30/03
                                                  ------------    ------------    ------------    ------------

Revenues                                          $       46.3    $       90.1    $      121.9    $      249.2
Operating costs and expenses:
    Access and network services (excluding
    depreciation and amortization)                        21.5            44.9            54.5           121.6
    Selling, general and administrative
    (excluding depreciation and amortization)             10.8            15.8            30.7            42.6
    Depreciation and amortization                          7.3            11.1            19.6            32.1
                                                  ------------    ------------    ------------    ------------
Operating Income                                           6.7            18.3            17.1            52.9

Other income (expense):
    Equity in earnings (losses) of ventures               (3.3)             --             3.8              --
    Foreign currency gain (loss)                          (0.1)           (0.1)           (0.6)             --
    Interest expense, net                                 (0.2)           (0.1)           (0.3)           (0.9)
    Minority interest                                     (0.2)           (0.1)           (0.4)           (0.3)
                                                  ------------    ------------    ------------    ------------

       Total other expense                                 2.8            (0.3)            2.5            (1.2)

Income before income taxes                                 9.5            18.0            19.6            51.7
Income taxes                                               1.7             5.5             3.8            14.5
                                                  ------------    ------------    ------------    ------------
Income before cumulative effect of a change in
accounting principle                              $        7.8    $       12.5    $       15.8    $       37.2

Cumulative effect of a change in accounting
principle                                                   --              --             1.0              --
                                                  ------------    ------------    ------------    ------------

Net Income                                        $        7.8    $       12.5    $       16.8    $       37.2
                                                  ============    ============    ============    ============

Basic earnings per share of common stock:
    Income before cumulative effect of
    a change in accounting principle              $       0.32    $       0.44    $       0.69    $       1.35
    Cumulative effect of a change in
    accounting principle                                    --              --            0.04              --
                                                  ------------    ------------    ------------    ------------
Basic earnings per share                          $       0.32    $       0.44    $       0.73    $       1.35
                                                  ============    ============    ============    ============

Weighted average common shares - basic                    24.3            28.2            23.2            27.6
                                                  ------------    ------------    ------------    ------------

Diluted earnings per share of common stock:
    Income before cumulative effect of a
    change in accounting principle                $       0.32    $       0.43    $       0.67    $       1.32
    Cumulative effect of a change in accounting
    Principle                                               --              --            0.04              --
                                                  ------------    ------------    ------------    ------------
Diluted earnings per share                        $       0.32    $       0.43    $       0.71    $       1.32
                                                  ============    ============    ============    ============

Weighted average common shares - diluted                  24.7            29.1            23.6            28.3
                                                  ------------    ------------    ------------    ------------


                                    - MORE -

                              Golden Telecom, Inc.
                     Condensed, Consolidated Balance Sheets
                              (Amounts in millions)

                                                                12/31/02         9/30/03
                                                              ------------    ------------
                                                                (audited)      (unaudited)
                                                              ------------    ------------
ASSETS
Current assets
    Cash and cash equivalents                                 $       59.6    $       54.9
    Accounts receivable, net                                          42.2            53.3
    VAT receivable                                                     4.0            11.5
    Prepaid expenses and other assets                                 21.6            25.4
                                                              ------------    ------------
       Total current assets                                          127.4           145.1

Property and equipment, net                                          166.1           188.8
Goodwill, net                                                         71.7            71.7
Intangible assets, net                                                56.0            62.2
Restricted cash and other assets                                      14.6            11.2
                                                              ------------    ------------

TOTAL ASSETS                                                  $      435.8    $      479.0
                                                              ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
    Accounts payable and accrued expenses                     $       43.9    $       49.6
    VAT payable                                                        4.4             8.8
    Debt maturing within one year and current capital lease
    obligations                                                       10.8             3.5
    Other current liabilities                                         11.9            15.1
                                                              ------------    ------------
       Total current liabilities                                      71.0            77.0

Long-term debt and capital lease obligations                          29.7             4.8
Other liabilities                                                     25.4            28.2
                                                              ------------    ------------

TOTAL LIABILITIES                                                    126.1           110.0

Minority interest                                                      2.2             2.5

SHAREHOLDERS' EQUITY
    Common stock                                                       0.3             0.3
    Additional paid-in capital                                       446.2           468.0
    Accumulated deficit                                             (139.0)         (101.8)
                                                              ------------    ------------

TOTAL SHAREHOLDERS' EQUITY                                           307.5           366.5
                                                              ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $      435.8    $      479.0
                                                              ============    ============


                                    - MORE -

                              Golden Telecom, Inc.
          Condensed, Consolidated Statements of Cash Flows (unaudited)
                              (Amounts in millions)

                                                                     Nine Months Ended:
                                                                ----------------------------
                                                                  9/30/02          9/30/03
                                                                ------------    ------------

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES                  $       28.8            63.1

INVESTING ACTIVITIES
        Purchase of property, equipment and intangible assets          (16.6)          (42.8)
        Acquisitions, net of cash acquired                              (5.4)          (15.3)
        Cash received from escrow account                                3.0              --
        Restricted cash                                                  1.9             0.4
        Proceeds from investments available for sale                    11.0              --
        Purchase of investments available for sale                      (2.0)             --
        Loan received from equity investee                              10.0              --
        Other investing                                                  4.0             2.1
                                                                ------------    ------------

NET CASH (USED BY) PROVIDED BY INVESTING ACTIVITIES                      5.9           (55.6)

FINANCING ACTIVITIES
        Repayments of debt                                              (9.0)          (31.1)
        Net proceeds from exercise of employee stock options             3.8            20.3
        Other financing                                                 (1.2)           (1.4)
                                                                ------------    ------------

NET CASH USED BY FINANCING ACTIVITIES                                   (6.4)          (12.2)

Effects of exchange rate changes on cash and cash equivalents           (0.2)             --
                                                                ------------    ------------
Net (decrease) increase in cash and cash equivalents                    28.1            (4.7)
Cash and cash equivalents at beginning of period                        37.4            59.6
                                                                ------------    ------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                      $       65.5    $       54.9
                                                                ============    ============


                                    - MORE -

                              Golden Telecom, Inc.
                     Line-of-Business Statistics (unaudited)
                              (Amounts in millions)

The following table presents our consolidated segment information for the last five quarters.

                        CONSOLIDATED SEGMENT INFORMATION


REVENUE                                      9/30/02         12/31/02          3/31/03          6/30/03           9/30/03
                                           ------------     ------------     ------------     ------------     ------------
Business and Corporate Services            $       20.3     $       39.3     $       39.0     $       43.6     $       46.7
Carrier and Operator Services                      18.3             28.3             29.8             26.8             32.9
Consumer Internet Services                          5.2              6.2              7.1              7.2              7.2
Mobile Services                                     3.3              3.1              3.2              3.6              3.6
Corporate and Eliminations                         (0.8)            (0.1)            (0.7)            (0.5)            (0.3)
                                           ------------     ------------     ------------     ------------     ------------
     Total Consolidated Revenue            $       46.3     $       76.8     $       78.4     $       80.7     $       90.1
                                           ============     ============     ============     ============     ============

OPERATING INCOME
Business and Corporate Services            $        1.6     $        9.4     $       10.6     $       13.5     $       12.5
Carrier and Operator Services                       6.9              6.7              7.2              4.9              6.9
Consumer Internet Services                         (1.3)            (0.9)            (0.5)            (0.5)            (0.8)
Mobile Services                                     1.2              0.8              1.1              1.6              1.7
Corporate and Eliminations                         (1.7)            (1.7)            (1.2)            (2.0)            (2.0)
                                           ------------     ------------     ------------     ------------     ------------
     Total Consolidated Operating Income   $        6.7     $       14.3     $       17.2     $       17.5     $       18.3
                                           ============     ============     ============     ============     ============

OPERATING MARGIN %                                 14.5%            18.6%            21.9%            21.7%            20.3%
Business and Corporate Services                     7.9%            23.9%            27.2%            31.0%            26.8%
Carrier and Operator Services                      37.7%            23.7%            24.2%            18.3%            21.0%
Consumer Internet Services                        -25.0%           -14.5%            -7.0%            -6.9%           -11.1%
Mobile Services                                    36.4%            25.8%            34.4%            44.4%            47.2%
                                           ------------     ------------     ------------     ------------     ------------



Reconciliation of consolidated EBITDA(1) to consolidated net income (unaudited)
                              (Amounts in millions)

                                                         Three Months Ended:           Nine Months Ended:
                                                 ----------------------------    ----------------------------
                                                   9/30/02         9/30/03         9/30/02           9/30/03
                                                 ------------    ------------    ------------    ------------
EBITDA(1)                                                14.0            29.4            36.7            85.0
    Depreciation and amortization                         7.3            11.1            19.6            32.1
                                                 ------------    ------------    ------------    ------------
Operating Income                                          6.7            18.3            17.1            52.9

Other income (expense):
    Equity in earnings (losses) of ventures               3.3              --             3.8              --
    Foreign currency gain (loss)                         (0.1)           (0.1)           (0.6)             --
    Interest expense, net                                (0.2)           (0.1)           (0.3)           (0.9)
    Minority interest                                    (0.2)           (0.1)           (0.4)           (0.3)
                                                 ------------    ------------    ------------    ------------

       Total other expense                                2.8            (0.3)            2.5            (1.2)

Income before income taxes                                9.5            18.0            19.6            51.7
Income taxes                                              1.7             5.5             3.8            14.5
                                                 ------------    ------------    ------------    ------------
Income before cumulative effect of a change in
accounting principle                             $        7.8    $       12.5    $       15.8    $       37.2

Cumulative effect of a change in accounting
principle                                                  --              --             1.0              --
                                                 ------------    ------------    ------------    ------------

Net Income                                       $        7.8    $       12.5    $       16.8    $       37.2
                                                 ============    ============    ============    ============

                                    - MORE -

                              Golden Telecom, Inc.
                     Line-of-Business Statistics (unaudited)
                              (Amounts in millions)

              The following table presents our business segment(2)
                     information for the last five quarters.

THREE MONTHS ENDED:                                      9/30/02          12/31/02       3/31/03          6/30/03         9/30/03
                                                       ------------    ------------    ------------    ------------    ------------

BUSINESS SEGMENT REVENUE:
     Business and Corporate Services                   $       39.0    $       39.3    $       39.0    $       43.6    $       46.7
     Carrier and Operator Services                             29.4            28.2            29.9            26.9            32.9
     Consumer Internet Services                                 5.2             6.2             7.1             7.2             7.2
     Mobile Services                                            3.3             3.1             3.2             3.6             3.6
     Corporate and eliminations                                (0.7)           (0.1)           (0.7)           (0.5)           (0.3)
                                                       ------------    ------------    ------------    ------------    ------------
          Total business segment revenue                       76.2            76.7            78.5            80.8            90.1

Less: equity method ventures revenue                          (34.7)           (1.1)           (1.2)           (1.1)           (1.2)
Affiliate adjustment                                            4.8             1.2             1.1             1.0             1.2
                                                       ------------    ------------    ------------    ------------    ------------
CONSOLIDATED REVENUE                                   $       46.3    $       76.8    $       78.4    $       80.7    $       90.1


BUSINESS SEGMENT EBITDA(1):
     Business and Corporate Services                   $       13.3    $       14.0    $       15.1    $       18.0    $       17.4
     Carrier and Operator Services                             12.7            11.0            11.6             9.1            11.5
     Consumer Internet Services                                (0.5)           (0.1)            0.4             0.4             0.2
     Mobile Services                                            1.8             1.6             1.8             2.3             2.4
     Corporate and eliminations                                (1.5)           (1.5)           (1.0)           (1.8)           (1.8)
                                                       ------------    ------------    ------------    ------------    ------------
          Total business segment EBITDA(1)                     25.8            25.0            27.9            28.0            29.7

BUSINESS SEGMENT DEPRECIATION AND AMORTIZATION:
     Business and Corporate Services                            4.2             4.5             4.5             4.5             4.9
     Carrier and Operator Services                              4.1             4.3             4.2             4.3             4.5
     Consumer Internet Services                                 0.8             0.8             0.9             0.9             1.0
     Mobile Services                                            0.6             0.8             0.7             0.7             0.7
     Corporate and eliminations                                 0.2             0.2             0.2             0.2             0.2
                                                       ------------    ------------    ------------    ------------    ------------
Total business segment depreciation and amortization            9.9            10.6            10.5            10.6            11.3

BUSINESS SEGMENT OPERATING INCOME
     Business and Corporate Services                            9.1             9.5            10.6            13.5            12.5
     Carrier and Operator Services                              8.6             6.7             7.4             4.8             7.0
     Consumer Internet Services                                (1.3)           (0.9)           (0.5)           (0.5)           (0.8)
     Mobile Services                                            1.2             0.8             1.1             1.6             1.7
     Corporate and eliminations                                (1.7)           (1.7)           (1.2)           (2.0)           (2.0)
                                                       ------------    ------------    ------------    ------------    ------------
          Total business segment operating income              15.9            14.4            17.4            17.4            18.4

Less: equity method ventures operating income (loss)           (9.2)           (0.1)           (0.2)            0.1            (0.1)
                                                       ------------    ------------    ------------    ------------    ------------

Consolidated operating income                                   6.7            14.3            17.2            17.5            18.3

  Equity in earnings (losses) of ventures                       3.3             0.6             0.1            (0.1)             --
  Foreign currency gain (loss)                                 (0.1)           (0.6)            0.2              --            (0.1)
  Interest income (expense), net                               (0.2)           (0.4)           (0.4)           (0.6)           (0.1)
  Minority interest                                            (0.2)           (0.1)           (0.1)           (0.1)           (0.1)
  Income taxes                                                 (1.7)           (0.8)           (4.2)           (4.8)           (5.5)
                                                       ------------    ------------    ------------    ------------    ------------

NET INCOME                                             $        7.8    $       13.0    $       12.8    $       11.9    $       12.5
                                                       ============    ============    ============    ============    ============

                                    - MORE -

     The following table presents selected operating data(3) related to our consolidated and non-consolidated ventures at and for the periods shown:

                                                               Three Months Ended:
                                              ---------------------------------------------------
                                                    3/31/03           6/30/03          9/30/03
                                              -----------------   ---------------   -------------

Points of presence                                          149               149             149
Total contracts
      Business and Corporate Services                    34,928            38,111          68,549(5)
      Carrier and Operator Services                         535               588             689
Dial-up Internet access subscribers(4)                  278,823           280,243         291,167
Total active cellular subscribers                        35,308            36,314          36,861
Total employees - consolidated entities                   1,753             1,812           2,117
Total employees - non-consolidated entities                 116               127             132

NOTES TO DATA FOR GOLDEN TELECOM:

1. EBITDA is defined as operating income plus depreciation and amortization. This measure is not defined by generally accepted accounting principles (GAAP) and is a measure of a company performance commonly used in the telecommunications industry, but should not be construed as an alternative to operating income/(loss) determined in accordance with GAAP as an indicator of operating performance or as an alternative to cash from operating activities determined in accordance with GAAP as a measure of liquidity. A reconciliation of EBITDA to net income is included in the press release.

2. Business segment information is defined as the results of Golden Telecom, Inc. plus the results of 100% of Sovintel and a number of non-consolidated regional joint ventures for all periods referenced.

3.       MCT Corp. is not included in the operating data shown.

4. Dial-up Internet subscribers is the number of users (or logins) who have logged on to the system during the month in question, regardless of whether they are enabled or disabled at month end. It specifically excludes "on-trial" users, free users and internal users.

5. The total number of contracts in the third quarter includes Sibchallenge for the first time. Sibchallenge has approximately 30,000 contracts, which are predominantly residential.